Exhibit 99.1 1Exhibit 99.1 1

Statements in this presentation regarding Akebia’s strategy, plans, prospects, populations; the timing of or likelihood of regulatory filings and approvals, including labeling or expectations, beliefs, intentions and goals are forward-looking statements within the meaning of other restrictions, such as the anticipated timing of filing a NDA to the FDA and MAA to the EMA the U.S. Private Securities Litigation Reform Act of 1995, as amended, including but not limited for vadadustat, the potential approval of vadadustat and our outlook related thereto, and to submitting a New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA) and potential indications for vadadustat; the potential direct or indirect impact of the coronavirus 2 the timing thereof; Akebia’s cash runway funding Akebia’s current operating plan beyond the (SARS-CoV-2) pandemic on Akebia’s business, operations, and the markets and communities in expected U.S. launch of vadadustat, assuming regulatory approval; establishing vadadustat as a which Akebia and its partners, collaborators, vendors and customers operate; manufacturing and new oral standard of care for treatment of adult patients with anemia due to chronic kidney quality risks; risks associated with management and key personnel; the actual funding required disease (CKD) on dialysis; establishing vadadustat as a potential oral alternative to injectable to continue to commercialize our commercial product, to develop and erythropoiesis-stimulating agents; the U.S. market opportunity for vadadustat to treat patients commercialize vadadustat, and to operate Akebia; market acceptance and coverage and on dialysis and opportunity for growth of such market; vadadustat supporting and enabling reimbursement of our commercial product and vadadustat, if approved; the risks associated with growth in the U.S. home dialysis market; the potential for vadadustat upon approval and potential generic entrants for our commercial product and vadadustat, if approved; early commercial launch; the potential for rapid adoption of vadadustat in U.S. dialysis patients; termination of any of Akebia’s collaborations; Akebia’s and its collaborators’ ability to satisfy sharing vadadustat clinical data, including in peer reviewed journals, as well as the timing their obligations under Akebia’s collaboration agreements; the competitive landscape for our thereof; submitting the E.U. Marketing Authorization Application (MAA) to the European commercial product and vadadustat; the scope, timing, and outcome of any legal, regulatory and Medicines Agency (EMA) and the timing thereof; the potential launch and commercialization administrative proceedings; changes in the economic and financial conditions of the businesses of vadadustat if approved by regulatory authorities; the potential for Akebia to receive of Akebia and its collaborations partners and vendors; expected reliance on third parties, regulatory and commercial milestone payments upon approval of vadadustat by regulatory including with respect to the development, manufacturing, supply and commercialization of our ® authorities; the growth opportunities for Auryxia (ferric citrate) in 2021 and Akebia’s ability to product and product candidates; and Akebia’s intellectual property position, including its ability execute thereon; the potential for vadadustat to be used as a therapy to prevent and lessen the to obtain, maintain and enforce patent and other intellectual property protection for our severity of ARDS and in other indications; the expansion of Akebia’s pipeline and portfolio of commercial product, vadadustat and any other product candidates. Other risks and uncertainties novel therapeutics, including by leveraging new partnership relationships; and market include those identified under the heading “Risk Factors” in Akebia’s Quarterly Report on Form opportunity, clinical opportunity, commercial potential, prevalence, and the growth in, and 10-Q for the quarter ended September 30, 2020 and other filings that Akebia may make with the potential demand for, vadadustat. The terms “believe,” “expect,” “goal,” “look forward,” U.S. Securities and Exchange Commission in the future. These forward-looking statements “opportunity,” “planned,” “potential,” “will”, derivatives of these words, and similar references (except as otherwise noted) speak only as of the date of this presentation, and except as are intended to identify forward-looking statements, although not all forward- required by law, Akebia does not undertake, and specifically disclaims, any obligation to update looking statements contain these identifying words. Each forward-looking statement is subject any forward-looking statements contained in this presentation. to risks and uncertainties that could cause actual results to differ materially from Vadadustat is an investigational drug and has not yet been approved by the U.S. Food and Drug those expressed or implied in such statement, including, among others, the potential therapeutic Administration or any regulatory authority with the exception of Japan's Ministry of Health, benefits, safety profile, and effectiveness of our product candidates, including vadadustat; the Labour and Welfare. potential indications, demand and market potential and acceptance of our product and product candidates, including our estimates regarding the potential market opportunity for our product, vadadustat or any other product candidates and the size of eligible patient 2Statements in this presentation regarding Akebia’s strategy, plans, prospects, populations; the timing of or likelihood of regulatory filings and approvals, including labeling or expectations, beliefs, intentions and goals are forward-looking statements within the meaning of other restrictions, such as the anticipated timing of filing a NDA to the FDA and MAA to the EMA the U.S. Private Securities Litigation Reform Act of 1995, as amended, including but not limited for vadadustat, the potential approval of vadadustat and our outlook related thereto, and to submitting a New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA) and potential indications for vadadustat; the potential direct or indirect impact of the coronavirus 2 the timing thereof; Akebia’s cash runway funding Akebia’s current operating plan beyond the (SARS-CoV-2) pandemic on Akebia’s business, operations, and the markets and communities in expected U.S. launch of vadadustat, assuming regulatory approval; establishing vadadustat as a which Akebia and its partners, collaborators, vendors and customers operate; manufacturing and new oral standard of care for treatment of adult patients with anemia due to chronic kidney quality risks; risks associated with management and key personnel; the actual funding required disease (CKD) on dialysis; establishing vadadustat as a potential oral alternative to injectable to continue to commercialize our commercial product, to develop and erythropoiesis-stimulating agents; the U.S. market opportunity for vadadustat to treat patients commercialize vadadustat, and to operate Akebia; market acceptance and coverage and on dialysis and opportunity for growth of such market; vadadustat supporting and enabling reimbursement of our commercial product and vadadustat, if approved; the risks associated with growth in the U.S. home dialysis market; the potential for vadadustat upon approval and potential generic entrants for our commercial product and vadadustat, if approved; early commercial launch; the potential for rapid adoption of vadadustat in U.S. dialysis patients; termination of any of Akebia’s collaborations; Akebia’s and its collaborators’ ability to satisfy sharing vadadustat clinical data, including in peer reviewed journals, as well as the timing their obligations under Akebia’s collaboration agreements; the competitive landscape for our thereof; submitting the E.U. Marketing Authorization Application (MAA) to the European commercial product and vadadustat; the scope, timing, and outcome of any legal, regulatory and Medicines Agency (EMA) and the timing thereof; the potential launch and commercialization administrative proceedings; changes in the economic and financial conditions of the businesses of vadadustat if approved by regulatory authorities; the potential for Akebia to receive of Akebia and its collaborations partners and vendors; expected reliance on third parties, regulatory and commercial milestone payments upon approval of vadadustat by regulatory including with respect to the development, manufacturing, supply and commercialization of our ® authorities; the growth opportunities for Auryxia (ferric citrate) in 2021 and Akebia’s ability to product and product candidates; and Akebia’s intellectual property position, including its ability execute thereon; the potential for vadadustat to be used as a therapy to prevent and lessen the to obtain, maintain and enforce patent and other intellectual property protection for our severity of ARDS and in other indications; the expansion of Akebia’s pipeline and portfolio of commercial product, vadadustat and any other product candidates. Other risks and uncertainties novel therapeutics, including by leveraging new partnership relationships; and market include those identified under the heading “Risk Factors” in Akebia’s Quarterly Report on Form opportunity, clinical opportunity, commercial potential, prevalence, and the growth in, and 10-Q for the quarter ended September 30, 2020 and other filings that Akebia may make with the potential demand for, vadadustat. The terms “believe,” “expect,” “goal,” “look forward,” U.S. Securities and Exchange Commission in the future. These forward-looking statements “opportunity,” “planned,” “potential,” “will”, derivatives of these words, and similar references (except as otherwise noted) speak only as of the date of this presentation, and except as are intended to identify forward-looking statements, although not all forward- required by law, Akebia does not undertake, and specifically disclaims, any obligation to update looking statements contain these identifying words. Each forward-looking statement is subject any forward-looking statements contained in this presentation. to risks and uncertainties that could cause actual results to differ materially from Vadadustat is an investigational drug and has not yet been approved by the U.S. Food and Drug those expressed or implied in such statement, including, among others, the potential therapeutic Administration or any regulatory authority with the exception of Japan's Ministry of Health, benefits, safety profile, and effectiveness of our product candidates, including vadadustat; the Labour and Welfare. potential indications, demand and market potential and acceptance of our product and product candidates, including our estimates regarding the potential market opportunity for our product, vadadustat or any other product candidates and the size of eligible patient 2

OUR HISTORY Innovation and Potential ® Auryxia AKEBIA TODAY 2021 F O RW ARD MOME N T U M Auryxia In the U.S., vadadustat is an investigational HIF PH inhibitor that is not approved by the FDA. 3 3OUR HISTORY Innovation and Potential ® Auryxia AKEBIA TODAY 2021 F O RW ARD MOME N T U M Auryxia In the U.S., vadadustat is an investigational HIF PH inhibitor that is not approved by the FDA. 3 3

2021 | AKEBIA TODAY

FORWARD MOMENTUM

VADADUSTAT

AN ORAL HIF-PH INHIBITOR FOR THE TREATMENT OF ANEMIA DUE TO CHRONIC KIDNEY DISEASE (CKD)

- ✓ PHASE 3 PROGRAM COMPLETED
- ✓ U.S. NDA SUBMISSION ON TRACK; EXPECTED AS EARLY AS POSSIBLE IN 2021

ADOPTION OF VADADUSTAT IN JAPAN FOR BOTH DIALYSIS AND NON-DIALYSIS ADULT PATIENTS Vafseo (vadadustat)

NEPHROLOGY FOCUSED COMMERCIAL TEAM IN THE U.S. WITH Auryxia (ferric citrate) tablets

FUNDING BEYOND THE EXPECTED U.S. LAUNCH OF VADADUSTAT [1]

HIF-PH or HIF-PHI is hypoxia-inducible factor prolyl hydroxylase inhibitor. NDA is New Drug Application. 1. Cash, cash equivalents and available-for-sale securities as of September 30, 2020 were $269.3 million. The Company expects its cash resources to fund its current operating plan beyond the expected U.S. launch of vadadustat, assuming regulatory approval.

4

ANEMIA DUE TO CKD: UNMET NEEDS

BURDEN OF DISEASE

Quality of life: fatigue, weakness, dizziness, shortness of breath

CLINICAL IMPACT

Anemia due to CKD can contribute to risk of ESKD, cardiovascular (CV) disease, stroke, cognitive impairment, CV-related complications and death

5.7M

PEOPLE IN THE U.S. DIAGNOSED WITH ANEMIA DUE TO CKD[1]

>500K

PEOPLE IN THE U.S. ON DIALYSIS WITH ANEMIA DUE TO CKD[2]

CURRENT STANDARD OF CARE

Consists of injectable ESAs, which have been associated with significant CV risk

Akebia THERAPEUTICS

ESKD is End Stage Kidney Disease. ESA is erythropoiesis-stimulating agent. Sources: 1 . Stauffer et al, PLOSONE, 2014. 2 2020 USRDS Annual Data Report: https://adr.usrds.org/2020/reference-tables.

5

VADADUSTAT | LEAD INVESTIGATIONAL PRODUCT CANDIDATE



HO
O
O
OH
N
H
N
Cl

INNOVATIVE MoA

An oral hypoxia-inducible factor prolyl hydroxylase inhibitor (HIF-PHI) designed to stimulate endogenous EPO production. Based on Nobel Prize winning science

CONVENIENT ORAL DOSING

Potential oral alternative to injectable ESAs

ROBUST CLINICAL RESULTS

Positive Phase 3 clinical results in adult patients with anemia due to CKD on dialysis

COMMERCIAL BREADTH

Strong commercial partnerships with industry leaders

MoA is mechanism of action. EPO is erythropoietin.

In the U.S., vadadustat is an investigational HIF PH inhibitor that is not approved by the FDA.

Akebia® THERAPEUTICS

6

VADADUSTAT | ROBUST CLINICAL DATA

An oral HIF-PH inhibitor designed to stimulate endogenous EPO production

POTENTIAL NEW ORAL STANDARD OF CARE FOR ANEMIA DUE TO CKD IN ADULT PATIENTS ON DIALYSIS

Vadadustat is not approved by the FDA.

$INNO_2VATE$: Phase 3 Program

- ✓ Demonstrated efficacy and cardiovascular safety of vadadustat for the treatment of anemia due to CKD in adult patients on dialysis

Clinical data also demonstrated that vadadustat:

- ✓ Maintained EPO within physiologic range
- ✓ Minimized hemoglobin excursions
- ✓ Increased hemoglobin in predictable and controlled manner

Sources: Data from: Akebia's global $INNO_2VATE$ program which included two separate Phase 3 studies (*Correction/Conversion* and *Conversion*), and collectively enrolled 3,923 adult patients on dialysis with anemia due to CKD. Both $INNO_2VATE$ studies were global, multicenter, open label (sponsor blind), active-controlled (darbepoetin alfa - an injectable erythropoiesis stimulating agent (ESA)), non-inferiority studies; Akebia's Phase 1 Study in Normal Healthy Volunteers (CI-0002); and, Akebia's Phase 2b Study in Dialysis-Dependent CKD Patients (CI-0011).

7

Mean Change from Baseline in HGB Levels: Dialysis Dependent CKD Patients V AD AD U S TAT 1 INNO VATE Phase 3 Conversion (3,554 Prevalent DD-CKD Patients) 2 G L O B A L PHASE 3 Vadadustat efficacy demonstrated in two P R OG R A M Phase 3 studies: ü Achieved primary and key secondary efficacy endpoints (mean change in hemoglobin Mean Change from Baseline in HGB Levels: (HGB) levels) Dialysis Dependent CKD Patients • Weeks 24 to 36 1 INNO VATE Phase 3 Correction/Conversion (369 Incident DD-CKD Patients) 2 (primary) • Weeks 40 to 52 Two Phase 3 Studies (secondary) 3,923 Adult Patients Source: 1. K.-U. Eckardt, et al. Global Phase 3 Clinical Trials of Vadadustat on Dialysis for Treatment of Anemia in Patients With Dialysis-Dependent Chronic Kidney Disease (DD-CKD). Presented at: American Society of Nephrology Kidney Week; October 22, 2020. (Akebia’s Phase 3 randomized, open-label, active-controlled non-inferiority study assessed the efficacy and safety of (Prev(a Plr e e n vta a le nd I nt a nc nd I ide nc nt i P de on pul t ations) vadadustat compared to darbepoetin alfa in 3,923 dialysis-dependent subjects with anemia due to CKD, with a treatment duration of 52 weeks.) 8 Populations)Mean Change from Baseline in HGB Levels: Dialysis Dependent CKD Patients V AD AD U S TAT 1 INNO VATE Phase 3 Conversion (3,554 Prevalent DD-CKD Patients) 2 G L O B A L PHASE 3 Vadadustat efficacy demonstrated in two P R OG R A M Phase 3 studies: ü Achieved primary and key secondary efficacy endpoints (mean change in hemoglobin Mean Change from Baseline in HGB Levels: (HGB) levels) Dialysis Dependent CKD Patients • Weeks 24 to 36 1 INNO VATE Phase 3 Correction/Conversion (369 Incident DD-CKD Patients) 2 (primary) • Weeks 40 to 52 Two Phase 3 Studies (secondary) 3,923 Adult Patients Source: 1. K.-U. Eckardt, et al. Global Phase 3 Clinical Trials of Vadadustat on Dialysis for Treatment of Anemia in Patients With Dialysis-Dependent Chronic Kidney Disease (DD-CKD). Presented at: American Society of Nephrology Kidney Week; October 22, 2020. (Akebia’s Phase 3 randomized, open-label, active-controlled non-inferiority study assessed the efficacy and safety of (Prev(a Plr e e n vta a le nd I nt a nc nd I ide nc nt i P de on pul t ations) vadadustat compared to darbepoetin alfa in 3,923 dialysis-dependent subjects with anemia due to CKD, with a treatment duration of 52 weeks.) 8 Populations)

VADADUSTAT GLOBAL PHASE 3 PROGRAM

INNO$_2$VATE

Two Phase 3 Studies
3,923 Adult Patients on Dialysis

(Prevalent and Incident Populations)

Vadadustat cardiovascular safety demonstrated across two Phase 3 studies:

✓ Achieved primary and key secondary safety endpoints

Primary and Key Secondary Safety Endpoints: Dialysis Dependent CKD Patients

INNO$_2$VATE Phase 3 Studies (Prevalent and Incident DD-CKD Patients)[1]

Safety Endpoint	Vadadustat (n/N)	Darbepoetin Alfa (n/N)	Treatment Comparison Vadadustat/Darbepoetin Alfa	HR (95% CI)
MACE	355/1947	377/1955		0.96 (0.83, 1.11)
Expanded MACE	420/1947	449/1955		0.96 (0.84, 1.10)
Cardiovascular MACE	225/1947	242/1955		0.95 (0.80, 1.14)
Cardiovascular mortality	150/1947	160/1955		0.96 (0.77, 1.20)
All-cause mortality	291/1947	310/1955		0.95 (0.81, 1.12)



0.75
0.85
0.95
1.05
1.15
1.25
Favors Vadadustat
Favors Darbepoetin Alfa

→ vadadustat noninferior to darbepoetin alfa

Noninferiority margin: 1.25

All MACE safety endpoints were adjudicated by a committee blinded to treatment assignment.

Source: 1. K.-U. Eckardt, et al. Global Phase 3 Clinical Trials of Vadadustat for Treatment of Anemia in Patients With Dialysis-Dependent Chronic Kidney Disease. Presented at: American Society of Nephrology Kidney Week; October 22, 2020. (Akebia's Phase 3 randomized, open-label, active-controlled, non-inferiority study assessed the efficacy and safety of vadadustat compared to darbepoetin alfa in 3,923 dialysis-dependent subjects with anemia due to CKD, with a treatment duration of 52 weeks.) MACE is the composite of all-cause mortality, non-fatal myocardial infarction, or non-fatal stroke.

9

Summary of Treatment Emergent Adverse Events (TEAEs) V AD AD U S TAT and TEAEs Occurring in >10% of Patients in Either Treatment Group G L O B A L 1 INNO VATE Phase 3 Studies (Prevalent and Incident DD-CKD Patients) 2 PHASE 3 P R OG R A M Two Phase 3 Studies 3,923 Adult Patients on Dialysis Source: 1. K.-U. Eckardt, et al. Global Phase 3 Clinical Trials of Vadadustat for Treatment of Anemia in Patients With Dialysis-Dependent Chronic Kidney Disease. Presented at: American Society of Nephrology (Prevalent and Incident Kidney Week; October 22, 2020. (Akebia’s Phase 3 randomized, open-label, active-controlled non-inferiority study assessed the efficacy and safety of vadadustat compared to darbepoetin alfa in 3,923 dialysis-dependent subjects with anemia due to CKD, with a treatment duration of 52 weeks.) 10 Populations)Summary of Treatment Emergent Adverse Events (TEAEs) V AD AD U S TAT and TEAEs Occurring in >10% of Patients in Either Treatment Group G L O B A L 1 INNO VATE Phase 3 Studies (Prevalent and Incident DD-CKD Patients) 2 PHASE 3 P R OG R A M Two Phase 3 Studies 3,923 Adult Patients on Dialysis Source: 1. K.-U. Eckardt, et al. Global Phase 3 Clinical Trials of Vadadustat for Treatment of Anemia in Patients With Dialysis-Dependent Chronic Kidney Disease. Presented at: American Society of Nephrology (Prevalent and Incident Kidney Week; October 22, 2020. (Akebia’s Phase 3 randomized, open-label, active-controlled non-inferiority study assessed the efficacy and safety of vadadustat compared to darbepoetin alfa in 3,923 dialysis-dependent subjects with anemia due to CKD, with a treatment duration of 52 weeks.) 10 Populations)

ADVANCING VADADUSTAT FOR PATIENTS ON DIALYSIS 2021 INNO VATE Data 2 Positive Top-line Presented at ASN Completed Pre-NDA MI LE S T O N E S INNO VATE Data 2 Meeting with FDA Kidney Week Reported • Publication of Inno2vate Data in Peer Reviewed Journal; Expected in 2021 • U.S. NDA Submission to FDA Expected as Early as Possible in TM Launch of Disease INNO VAT Methods 2021 (VAFSEO ) 2 Awareness Resources Manuscript Published in launched in Japan “Balancing Anemia Nephrology Dialysis • Working with Otsuka to Prepare Due to CKD” with. Transplantation EU MAA Submission to EMA; ……. Expected in 2021 FDA is U.S. Food and Drug Administration. NDA is New Drug Application. MAA is Marketing Authorization Application. EMA is European Medicines Agency. Otsuka Pharmaceutical Co. Ltd. (“Otsuka”) is Akebia’s collaborator. In the U.S., vadadustat is an investigational HIF PH inhibitor that is not approved by the FDA. 11ADVANCING VADADUSTAT FOR PATIENTS ON DIALYSIS 2021 INNO VATE Data 2 Positive Top-line Presented at ASN Completed Pre-NDA MI LE S T O N E S INNO VATE Data 2 Meeting with FDA Kidney Week Reported • Publication of Inno2vate Data in Peer Reviewed Journal; Expected in 2021 • U.S. NDA Submission to FDA Expected as Early as Possible in TM Launch of Disease INNO VAT Methods 2021 (VAFSEO ) 2 Awareness Resources Manuscript Published in launched in Japan “Balancing Anemia Nephrology Dialysis • Working with Otsuka to Prepare Due to CKD” with. Transplantation EU MAA Submission to EMA; ……. Expected in 2021 FDA is U.S. Food and Drug Administration. NDA is New Drug Application. MAA is Marketing Authorization Application. EMA is European Medicines Agency. Otsuka Pharmaceutical Co. Ltd. (“Otsuka”) is Akebia’s collaborator. In the U.S., vadadustat is an investigational HIF PH inhibitor that is not approved by the FDA. 11

VADADUSTAT | HIGH GROWTH OPPORTUNITY IN U.S. DIALYSIS MARKET

$2 Billion Estimated U.S. Dialysis Market Opportunity[2]

- Unmet clinical needs of CKD patients on dialysis
- Approx. 556K U.S. patients on dialysis; 90% treated for anemia due to CKD[1]
- Unique market dynamics with dialysis center clinical protocols
- Emphasis on growing home dialysis market

Sources: 1. 2020 USRDS Annual Data Report: https://adr.usrds.org/2020/reference-tables. 2 Based on internal estimates and industry reports estimating ESA pricing.

Akebia THERAPEUTICS

12

VADADUSTAT | WELL POSITIONED UPON APPROVAL AND LAUNCH

Go-to-market strategy positions vadadustat for potential rapid adoption in up to 60% of U.S. dialysis patients*

- ✓ Convenient oral dosing for all dialysis patients with unique opportunity to support and grow U.S. home dialysis market
- ✓ Favorable reimbursement model with TDAPA[1]
- ✓ Experienced nephrology focused salesforce in the U.S. with Auryxia (ferric citrate) tablets
- ✓ Exclusive U.S. distribution channel into Fresenius Medical Care with Vifor Pharma*

*Pursuant to the Vifor Amended Agreement, Akebia granted Vifor (International) Ltd. ("Vifor Pharma") an exclusive license to sell vadadustat to Fresenius Kidney Care and to certain other third party dialysis organizations in the U.S., upon approval of vadadustat by the FDA, the earlier of reimbursement under TDAPA (defined below) or inclusion in the ESRD bundle and a milestone payment from Vifor. Source: 1 TDAPA: Transitional drug add-on payment adjustment, CMS Ruling CMS-1691-F. Medicare Program; End-Stage Renal Disease Prospective Payment System, Payment for Renal Dialysis Services Furnished to Individuals with Acute Kidney Injury, End-Stage Renal Disease Quality Incentive Program, Durable Medical Equipment, Prosthetics, Orthotics and Supplies (DMEPOS) Competitive Bidding Program (CBP) and Fee Schedule Amounts, and Technical Amendments to Correct Existing Regulations Related to the CBP for Certain DMEPOS.

Akebia THERAPEUTICS

13

VADADUSTAT | FUTURE REVENUE STRUCTURES

In addition to potential regulatory and commercial milestone payments, Akebia will receive the following on net sales of vadadustat, subject to approval:

United States

Akebia to share profit equally on all U.S. sales of vadadustat with Otsuka (50/50)

- Akebia and Otsuka to share (50/50) a majority of the profit from Vifor Pharma's sales of vadadustat to Fresenius Kidney Care and other third party dialysis organizations[1]

Otsuka

VIFOR PHARMA

International

Europe[2]	Japan[3]	Latin America
Royalties to Akebia tiered up to 30%	Royalties to Akebia tiered up to 20%	100% of Product Revenue
Otsuka	Vafseo	Akebia

1. Pursuant to the Vifor Amended Agreement, Akebia granted Vifor (International) Ltd. ("Vifor Pharma") an exclusive license to sell vadadustat to Fresenius Kidney Care and to certain other third party dialysis organizations in the U.S., upon approval of vadadustat by the FDA and other conditions discussed in Akebia's SEC filings. Akebia will receive a majority of the profit from Vifor Pharma's sales of vadadustat to FKC and other third party dialysis organizations. Akebia will then share revenue from this profit share with Otsuka pursuant to the Otsuka U.S. Agreement. Akebia currently retains rights to commercialize vadadustat for use in other dialysis organizations in the U.S., which will be done in collaboration with Otsuka following FDA approval. 2. Also includes Russia, China, Canada, Australia and Middle East . 3. As of August 2020, Akebia receives royalties on net sales of VAFSEO (vadadustat) in Japan.

14

1 3 • Ongoing investigator-sponsored • U.S. NDA submission to FDA clinical study by UTHealth expected as early as possible in 2021 2021 Creating evaluating vadadustat as • EU MAA submission expected in 2021 potential therapy to prevent and lessen the severity of acute Future Value for respiratory distress syndrome (ARDS) Akebia STRATEGIC OBJECTIVES NOVEL 2 4 • Leverage Auryxia as clinical • Explore partnerships to expand catalyst and commercial our portfolio and leverage our beachhead for vadadustat in CKD expertise in R&D In the U.S., vadadustat is an investigational HIF PH inhibitor that is not approved by the FDA. 151 3 • Ongoing investigator-sponsored • U.S. NDA submission to FDA clinical study by UTHealth expected as early as possible in 2021 2021 Creating evaluating vadadustat as • EU MAA submission expected in 2021 potential therapy to prevent and lessen the severity of acute Future Value for respiratory distress syndrome (ARDS) Akebia STRATEGIC OBJECTIVES NOVEL 2 4 • Leverage Auryxia as clinical • Explore partnerships to expand catalyst and commercial our portfolio and leverage our beachhead for vadadustat in CKD expertise in R&D In the U.S., vadadustat is an investigational HIF PH inhibitor that is not approved by the FDA. 15